Exhibit 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of John D. Johnson, John Schmitz and David Kastelic his or her true and lawful attorney-in-fact and agent, with full power to each act without the other, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-2 under the Securities Act of 1933, as amended, and any and all amendments (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on the 5th day of November, 2002, by the following persons:

         Signature                                Title
         ---------                                -----

   /s/ John D. Johnson                            President and Chief
---------------------------------                 Executive Officer
         John D. Johnson                          (principal executive officer)


   /s/ John Schmitz                               Executive Vice President and
---------------------------------                 Chief Financial Officer
         John Schmitz                             (principal financial officer)


   /s/ Jodell Heller                              Vice President and Controller
---------------------------------                 (principal accounting officer)
         Jodell Heller


   /s/ Steve Burnet                               Chairman of the Board
---------------------------------                 of Directors
         Steve Burnet


   /s/ Bruce Anderson                             Director
---------------------------------
         Bruce Anderson


   /s/ Robert Bass                                Director
---------------------------------
         Robert Bass


   /s/ Dennis Carlson                             Director
---------------------------------
         Dennis Carlson

         Signature                                Title
         ---------                                -----

   /s/ Curt Eischens                              Director
---------------------------------
         Curt Eischens


   /s/ Robert Elliott                             Director
---------------------------------
         Robert Elliott


   /s/ Robert Grabarski                           Director
---------------------------------
         Robert Grabarski


   /s/ Jerry Hasnedl                              Director
---------------------------------
         Jerry Hasnedl


   /s/ Glen Keppy                                 Director
---------------------------------
         Glen Keppy


   /s/ James Kile                                 Director
---------------------------------
         James Kile


   /s/ Randy Knecht                               Director
---------------------------------
         Randy Knecht


   /s/ Leonard Larsen                             Director
---------------------------------
         Leonard Larsen


   /s/ Richard Owen                               Director
---------------------------------
         Richard Owen


   /s/ Duane Stenzel                              Director
---------------------------------
         Duane Stenzel


   /s/ Michael Toelle                             Director
---------------------------------
         Michael Toelle


   /s/ Merlin Van Welleghen                       Director
---------------------------------
         Merlin Van Welleghen


   /s/ Elroy Webster                              Director
---------------------------------
         Elroy Webster


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